Supplement dated January 10, 2011 to Prospectus dated December 10, 2010 for

VAROOM Variable Annuity

Issued by National Integrity Life Insurance Company

Through its Separate Account I

This is a supplement to the prospectus identified above.  This supplement describes changes to the management fees and other expenses for certain Vanguard funds available through the Subaccounts in your variable annuity. Please retain this supplement to the prospectus for future reference.

In “Part 1 - Fees and Expense Tables and Summary of Contract,” in the table titled “Total Annual Fund Operating Expenses,” the expense information for the Vanguard Mega Cap 300 Index Fund, ETF Shares and the Vanguard Intermediate-Term Corporate Bond Index, ETF Shares is replaced with the following:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses

Equity Subaccounts:
Vanguard Mega Cap 300 Index Fund, ETF Shares	0.08%	0.00%	0.05%	0.00%	0.13%

Fixed Income Subaccounts:
Vanguard Intermediate-Term Corporate Bond Index, ETF Shares	0.12%	0.00%	0.03%	0.00%	0.15%